UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2008

                                ---------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

            California                                          46-0476193
         (State or other         (Commission File Number)    (I.R.S. Employer
  jurisdiction of incorporation)                          Identification Number)

                    27710 Jefferson Avenue
                          Suite A100
                     Temecula, California                        92590
           (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

         On December 3, 2008, the employment understanding was terminated between Temecula Valley Bank ("Bank") and Stephen H. Wacknitz, Chairman, Chief Executive Officer and President of Bank and our holding Company, Temecula Valley Bancorp Inc. ("Company").

         We have in place qualified and experienced bankers in Frank Basirico, Chief Administrative Officer and Martin E. Plourd, Chief Operating Officer, among many others. Our Board and our senior managers are working closely together to determine what roles are best suited for our current team and whether any additions to the current team may be appropriate.









                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TEMECULA VALLEY BANCORP INC.


Date: December 5, 2008                        By:   /s/ DONALD A. PITCHER
                                                  ----------------------------
                                                  Donald A. Pitcher
                                                  Chief Financial Officer